SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

FEBRUARY 12, 2004

TRUMP HOTELS & CASINO RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13794 (Commission File Number)	13-3818402 (I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey (Address of principal executive offices)	08401 (Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY ASSOCIATES

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	333-00643 (Commission File Number)	22-3213714 (I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey (Address of principal executive offices)	08401 (Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-00643 (Commission File Number)	22-3418939 (I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey (Address of principal executive offices)	08401 (Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING II, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-43979 (Commission File Number)	22-3550202 (I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey (Address of principal executive offices)	08401 (Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING III, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-43975 (Commission File Number)	22-3550203 (I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey (Address of principal executive offices)	08401 (Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-104916 (Commission File Number)	45-0475879 (I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey (Address of principal executive offices)	08401 (Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-104916 (Commission File Number)	45-0475877 (I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey (Address of principal executive offices)	08401 (Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

ITEM 7.	Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.

99.1	News Release, dated February 12, 2004, of Trump Hotels & Casino Resorts, Inc.

ITEM 9.	Regulation FD Disclosure

See Item 12, below.

ITEM 12.	Results of Operations and Financial Condition

The information set forth under this Item 12 is intended to be furnished under this Item 12, “Results of Operations and Financial Condition,” and also under Item 9, “Regulation FD Disclosure.” Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 hereto is a News Release, dated February 12, 2004, issued by Trump Hotels & Casino Resorts, Inc. (the “Company”). In its News Release, the Company included certain historical non-GAAP financial measures with respect to the three and twelve months ended December 31, 2003 and December 31, 2002, as defined in Regulation G promulgated by the Securities and Exchange Commission. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to investors. These historical non-GAAP financial measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

EBITDA is defined as income from operations before depreciation, amortization, non-cash CRDA write-downs, debt renegotiation costs and corporate expenses. EBITDA should not be construed as a substitute for either income from operations or net income as they are determined in accordance with generally accepted accounting principles (GAAP). Management uses EBITDA as a measure to compare operating results among our properties and between accounting periods. Management also believes that EBITDA is a commonly used measure of operating performance in the gaming industry and is an important basis for the valuation of gaming companies. Our calculation of EBITDA may not be comparable to similarly titled measures reported by other companies and, therefore, any such differences must be considered when comparing performance among different companies. While management believes EBITDA provides a useful perspective for some purposes, EBITDA has material limitations as an analytical tool. Therefore, management does not consider EBITDA in isolation, and it should not be considered as a substitute for measures determined in accordance with GAAP. A reconciliation of EBITDA to income from operations and net loss as determined in accordance with GAAP is included in the News Release, dated February 12, 2004, issued by the Company and attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP HOTELS & CASINO RESORTS, INC.

/s/ John P. Burke
John P. Burke Executive Vice President and Corporate Treasurer

Dated: February 12, 2004

                  TRUMP ATLANTIC CITY ASSOCIATES

By:	TRUMP ATLANTIC CITY HOLDING, INC., its Managing General Partner

/s/ John P. Burke
John P. Burke Vice President and Treasurer

Dated: February 12, 2004

TRUMP ATLANTIC CITY FUNDING, INC.

By:
/s/ John P. Burke
John P. Burke Treasurer

Dated: February 12, 2004

TRUMP ATLANTIC CITY FUNDING II, INC.

By:
/s/ John P. Burke
John P. Burke Treasurer

Dated: February 12, 2004

TRUMP ATLANTIC CITY FUNDING III, INC.

By:
/s/ John P. Burke
John P. Burke Treasurer

Dated: February 12, 2004

TRUMP CASINO HOLDINGS, LLC

By:
/s/ John P. Burke
John P. Burke Executive Vice President and Corporate Treasurer

Dated: February 12, 2004

TRUMP CASINO FUNDING, INC.

By:
/s/ John P. Burke
John P. Burke Executive Vice President and Corporate Treasurer

Dated: February 12, 2004